Exhibit 99.1

NABORS INDUSTRIES, INC.

LETTER OF TRANSMITTAL

FOR OFFER FOR ALL OUTSTANDING

$350,000,000 2.35% SENIOR NOTES DUE SEPTEMBER 15, 2016

CUSIP Nos.  629568 AY 2 AND U6295Y AF 0

IN EXCHANGE FOR REGISTERED

$350,000,000 2.35% SENIOR NOTES DUE SEPTEMBER 15, 2016

CUSIP No. 629568 AZ 9

AND

$350,000,000 5.10% SENIOR NOTES DUE SEPTEMBER 15, 2023

CUSIP Nos.  629568 BA 3 AND U6295Y AG 8

IN EXCHANGE FOR REGISTERED

$350,000,000 5.10% SENIOR NOTES DUE SEPTEMBER 15, 2023

CUSIP No. 629568 BB 1

Pursuant to the Prospectus dated          , 2014

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME, ON        , 2014 (THE “EXPIRATION DATE”) UNLESS THE EXCHANGE OFFER IS EXTENDED, IN WHICH CASE THE TERM “EXPIRATION DATE” SHALL MEAN THE LATEST TIME AND DATE TO WHICH THE EXCHANGE OFFER IS EXTENDED.  TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

Citibank, N.A.

By Registered and Certified Mail Citibank, N.A. 480 Washington Boulevard 30th Floor Jersey City, New Jersey 07310 Attention: Agency and Trust Group	By Overnight Courier or Regular Mail Citibank, N.A. 480 Washington Boulevard 30th Floor Jersey City, New Jersey 07310 Attention: Agency and Trust Group	By Hand Delivery Citibank, N.A. 480 Washington Boulevard 30th Floor Jersey City, New Jersey 07310 Attention: Agency and Trust Group

Or by Facsimile Transmission: (201) 258-3567 Confirm Receipt of Facsimile by Telephone: (973) 461-7169

For Information Call:  (800) 422-2066

Delivery of this instrument to an address other than as set forth above or transmission of instructions to a facsimile number other than the one listed above will not constitute a valid delivery.  The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

The undersigned acknowledges receipt of the Prospectus dated                        , 2014 (the “Prospectus”) of Nabors Industries, Inc. (the “Company”) and Nabors Industries Ltd. (the “Guarantor”) and this Letter of Transmittal (the “Letter of Transmittal”), which, together with the Prospectus, constitute the Company’s offer (the “Exchange Offer”) to exchange up to (i) $350,000,000 aggregate principal amount of the Company’s 2.35% Senior Notes due 2016 (the “New 2016 Notes”) and related guarantees by the Guarantor, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $350,000,000 aggregate principal amount of the Company’s issued and outstanding 2.35% Senior Notes due 2016 (the “Old 2016 Notes”) and related guarantees by the Guarantor and (ii) $350,000,000 aggregate principal amount of the Company’s 5.10% Senior Notes due 2023 (the “New 2023 Notes” and, together with the New 2016 Notes, the “New Notes”) and related guarantees by the Guarantor, which have been registered under the Securities Act, for up to $350,000,000 aggregate principal amount of the Company’s issued and outstanding 5.10% Senior Notes due 2023 (the “Old 2023 Notes” and, together with the Old 2016 Notes, the “Old Notes”) and related guarantees by the Guarantor.  Recipients of the Prospectus should read the requirements described in such Prospectus and this Letter of Transmittal with respect to eligibility to participate in the Exchange Offer.  Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders one or more series of Old Notes described in the box entitled “Description of Old Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.  The undersigned is the registered owner of all the Old Notes so described and the undersigned represents that it has received from each beneficial owner of Old Notes (“Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

This Letter of Transmittal is to be used only by a holder of Old Notes (i) if certificates representing Old Notes are to be forwarded herewith or (ii) if delivery of Old Notes is to be made by book-entry transfer to the Exchange Agent’s account at The Depository Trust Company (“DTC”), pursuant to the procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering Your Old Notes.”  If delivery of the Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, tenders of the Old Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer.”

The undersigned hereby represents and warrants that the information set forth in the box below entitled “Beneficial Owner(s)” is true and correct.

Any Beneficial Owner whose Old Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such registered holder of Old Notes promptly and instruct such registered holder of Old Notes to tender on behalf of the Beneficial Owner.  If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the registered holder of Old Notes.  The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a holder of Old Notes must (i) complete the box entitled “Description of Old Notes,” (ii) if appropriate, check and complete the boxes relating to Book-Entry Transfer, Guaranteed Delivery, Special Issuance Instructions, Special Delivery Instructions and Beneficial Owner(s), (iii) sign this Letter of Transmittal by completing the box entitled “Sign Here” and (iv) unless an exemption applies, complete the Substitute Form W-9.  Each holder of Old Notes should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

Holders of Old Notes who desire to tender their Old Notes for exchange and (i) whose Old Notes are not immediately available, (ii) who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, must tender the Old Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.”  See Instruction 2 of the Instructions beginning on page 9 hereof.

Holders of Old Notes who wish to tender their Old Notes for exchange must, at a minimum, complete, for each series tendered, for each applicable row, columns (1), (2) if applicable (see footnote 1 to the box below), and (3) in the box below entitled “Description of Old Notes” and sign the box on page 8 under the words “Sign Here.”  If only those columns are completed, such holder of Old Notes will have tendered for exchange all Old Notes of the applicable series listed in column (3) below for such series.  If the holder of Old Notes wishes to tender for exchange less than all of such Old Notes of the applicable series, for each applicable row, column (4) must be completed in full.  In such case, such holder of Old Notes should refer to Instruction 5 on page 10.

DESCRIPTION OF OLD 2016 NOTES

(1)
Name(s) and Address(es) of Registered Holder(s) of
Old 2016 Note(s), Exactly as Name(s) Appear(s) on
Certificate(s) for Old 2016 Note or as the Name of
the Participant Appears on the Book-Entry Transfer
Facility’s Security Position Listing (Please fill in, if
blank)

(2) Old 2016 Note Number(s) (attach signed list if necessary)(1)	(3) Aggregate Principal Amount of Old 2016 Notes	(4) Principal Amount Tendered for Exchange (only if different amount from Column (3))(2),(3)

DESCRIPTION OF OLD 2023 NOTES

(1)
Name(s) and Address(es) of Registered Holder(s) of
Old 2023 Note(s), Exactly as Name(s) Appear(s) on
Certificate(s) for Old 2023 Note or as the Name of
the Participant Appears on the Book-Entry Transfer
Facility’s Security Position Listing (Please fill in, if
blank)

(2) Old 2023 Note Number(s) (attach signed list if necessary)(1)	(3) Aggregate Principal Amount of Old 2023 Notes	(4) Principal Amount Tendered for Exchange (only if different amount from Column (3))(2),(3)

(1)         Column (2) need not be completed by holders of Old Notes of the applicable series tendering Old Notes of such series for exchange by book-entry transfer.  Please check the appropriate box on the next page and provide the requested information.

(2)         Column (4) need not be completed by holders of Old Notes of the applicable series who wish to tender for exchange the principal amount of all Old Notes of such series listed in column (3).  Completion of column (4) will indicate that the holder of such Old Notes wishes to tender for exchange only the principal amount of Old Notes indicated in column (4).

(3)         Old Notes tendered must be in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

☐            CHECK HERE IF OLD NOTES ARE ENCLOSED HEREWITH.

☐            CHECK HERE IF OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE

THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS (AS HEREINAFTER DEFINED) ONLY):

Name of Tendering Institution:

Series of Old Notes:

Account Number:

Transaction Code Number:

☐            CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Registered Holder of Old Note(s):

Series of Old Notes:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Institution which Guaranteed Delivery:

Account Number (if delivered by book-entry transfer):

ATTENTION BROKER-DEALERS:  IMPORTANT NOTICE
CONCERNING YOUR ABILITY TO RESELL THE NEW NOTES

The Securities and Exchange Commission (the “SEC”) considers broker-dealers that acquired Old Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the New Notes if they participate in the Exchange Offer.  Consequently, these broker-dealers cannot use the Prospectus for the Exchange Offer in connection with resales of the New Notes and, absent an exemption, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with resales of the New Notes.  Such broker-dealers cannot rely on the position of the SEC’s staff set forth in the Shearman & Sterling (available July 2, 1993), Morgan Stanley & Co. Incorporated (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988) no-action letters and similar no-action letters.

A broker-dealer that has bought Old Notes for market-making or other trading activities must deliver a Prospectus in order to resell any New Notes it receives for its own account in the Exchange Offer.  The SEC has taken the position that these broker-dealers may fulfill their prospectus delivery requirements with respect to the New Notes by delivering the Prospectus for the Exchange Offer.  Such Prospectus may be used by a broker-dealer to resell any of its New Notes.  We will send a Prospectus to any broker-dealer that requests copies in this questionnaire for a period of up to 180 days after the effective date of the registration statement for the Exchange Offer.

IF THE COMPANY OR THE EXCHANGE AGENT DOES NOT RECEIVE ANY LETTERS OF TRANSMITTAL FROM BROKER-DEALERS REQUESTING ADDITIONAL COPIES OF THE PROSPECTUS FOR USE IN CONNECTION WITH RESALES OF THE NEW NOTES, THE COMPANY INTENDS TO TERMINATE THE EFFECTIVENESS OF THE REGISTRATION STATEMENT AS SOON AS PRACTICABLE AFTER THE CONSUMMATION OR TERMINATION OF THE EXCHANGE OFFER.  IF THE EFFECTIVENESS OF THE REGISTRATION STATEMENT IS TERMINATED, YOU WILL NOT BE ABLE TO USE THE PROSPECTUS IN CONNECTION WITH RESALES OF NEW NOTES AFTER SUCH TIME.  SEE SECTION ENTITLED “THE EXCHANGE OFFER — PURPOSE AND EFFECT OF EXCHANGE OFFER; REGISTRATION RIGHTS” CONTAINED IN THE PROSPECTUS FOR MORE INFORMATION.

☐      CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES:

Name:

Address:

Telephone No.:

Number of Additional Copies Desired:

If you requested additional copies of the prospectus, YOU MUST MAIL OR SEND A PHOTOCOPY OF THIS PAGE to:

By Registered and Certified Mail Citibank, N.A. 480 Washington Boulevard 30th Floor Jersey City, New Jersey 07310 Attention: Agency and Trust Group	By Overnight Courier or Regular Mail Citibank, N.A. 480 Washington Boulevard 30th Floor Jersey City, New Jersey 07310 Attention: Agency and Trust Group	By Hand Delivery Citibank, N.A. 480 Washington Boulevard 30th Floor Jersey City, New Jersey 07310 Attention: Agency and Trust Group

Or by Facsimile Transmission: (201) 258-3567	Confirm Receipt of Facsimile by Telephone: (973) 461-7169

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY (i) if the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes) are to be issued in the name of someone other than the undersigned or (ii) if Old Notes tendered by book-entry transfer which are not exchanged are to be returned by credit to an account maintained at DTC.

Amount and Series of Old Notes:

Issue to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

Credit Old Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:

(Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 6, 7 AND 8)

To be completed ONLY if the New Notes issued in exchange for Old Notes (or if certificates for Old Notes not tendered for exchange for New Notes) are to be mailed or delivered (i) to someone other than the undersigned, or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Amount and Series of Old Notes:

Mail or deliver to:

Issue to:

Name:
(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

BENEFICIAL OWNER(S)

State of Principal Residence of each Beneficial Owner of Old Notes	Principal Amount of Old 2016 Notes Held for Account of Beneficiary	Principal Amount of Old 2023 Notes Held for Account of Beneficiary

If delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, then tenders of Old Notes must be effected in accordance with the procedures mandated by DTC’s Automated Tender Offer Program and the procedures set forth in the Prospectus under the caption “The Exchange Offer — Book-Entry Transfer.”

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Pursuant to the Prospectus dated           , 2014 (the “Prospectus”) of Nabors Industries, Inc. (the “Company”) and Nabors Industries Ltd. (the “Guarantor”) and this Letter of Transmittal (the “Letter of Transmittal”), which, together with the Prospectus, constitute the Company’s offer (the “Exchange Offer”) to exchange up to (i) $350,000,000 aggregate principal amount of the Company’s 2.35% Senior Notes due 2016 (the “New 2016 Notes”) and related guarantees by the Guarantor, which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for up to $350,000,000 aggregate principal amount of the Company’s issued and outstanding 2.35% Senior Notes due 2016 (the “Old 2016 Notes”) and related guarantees by the Guarantor and (ii) $350,000,000 aggregate principal amount of the Company’s 5.10% Senior Notes due 2023 (the “New 2023 Notes” and, together with the New 2016 Notes, the “New Notes”) and related guarantees by the Guarantor, which have been registered under the Securities Act, for up to $350,000,000 aggregate principal amount of the Company’s issued and outstanding 5.10% Senior Notes due 2023 (the “Old 2023 Notes” and, together with the Old 2016 Notes, the “Old Notes”) and related guarantees by the Guarantor, the undersigned hereby tenders to the Company for exchange the Old Notes indicated above.

By executing this Letter of Transmittal and subject to and effective upon acceptance for exchange of the Old Notes tendered for exchange herewith, the undersigned (i) acknowledges and agrees that the Company has fully performed all of its obligations pertaining to the Old Notes under the applicable Registration Rights Agreement, dated as of September 12, 2013, among the Company, the Guarantor and the initial purchasers of the Old Notes, (ii) will have irrevocably sold, assigned and transferred to the Company all right, title and interest in, to and under all of the Old Notes tendered for exchange hereby, and (iii) hereby appoints Citibank, N.A. (the “Exchange Agent”) as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company and the Guarantor) of such holder of Old Notes with respect to such Old Notes, with full power of substitution, to (x) deliver certificates representing such Old Notes, or transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company (“DTC”) (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (y) present and deliver such Old Notes for transfer on the books of the Company, and (z) receive all benefits and otherwise exercise all rights and incidents of ownership with respect to such Old Notes, all in accordance with the terms of the Exchange Offer.  The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes, and (ii) when such Old Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims.  The undersigned will, upon receipt, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered for exchange hereby.

The undersigned (whether or not a broker-dealer) hereby further represents to the Company that (i) the New Notes to be acquired pursuant to the Exchange Offer will be acquired in the ordinary course of business of the person acquiring the New Notes, whether or not such person is the undersigned, (ii) neither the undersigned nor anyone receiving New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is engaging or intends to engage in the distribution, as defined in the Securities Act, of the New Notes and none of them has any arrangement or understanding with any person to participate in the distribution, as defined in the Securities Act, of the New Notes, and (iii) neither the undersigned nor any person receiving any New Notes directly or indirectly from the undersigned pursuant to the Exchange Offer is an “affiliate” of the Company or the Guarantor, as defined under Rule 405 under the Securities Act.  If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a Prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a Prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned acknowledges that, for purposes of the Exchange Offer, the Company and the Guarantor will be deemed to have accepted for exchange, and to have exchanged, validly tendered Old Notes if, as and when the Company gives oral or written notice (if oral, to be promptly confirmed in writing) thereof to the Exchange Agent.

Tenders of Old Notes for exchange may be withdrawn at any time prior to the Expiration Date, and any Old Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions.”

The undersigned acknowledges that the Company’s acceptance of Old Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement among the undersigned, the Company and the Guarantor upon the terms and subject to the conditions of the Exchange Offer set forth in the section of the Prospectus entitled “The Exchange Offer — Conditions to the Exchange Offer.”  The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions.”

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Old Notes not tendered for exchange in the name(s) of the undersigned.  Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Old Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s).  In the event that either “Special Issuance Instructions” or “Special Delivery Instructions” are completed, please issue the certificates representing the applicable series of New Notes issued in exchange for the applicable series of Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered for exchange or not exchanged to, the person(s) so indicated.  The undersigned recognizes that the Company and the Guarantor have no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the holder of Old Notes thereof if the Company does not accept for exchange any of the Old Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Old Notes.

In order to validly tender Old Notes for exchange, holders of Old Notes must complete, execute and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.  Except as otherwise stated in the Prospectus, this tender for exchange of Old Notes is irrevocable.

SIGN HERE

X
Signature of Owner

Date:

MUST BE SIGNED BY THE REGISTERED HOLDER(S) OF OLD NOTES EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) REPRESENTING THE OLD NOTES OR ON A SECURITY POSITION LISTING OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED OLD NOTE HOLDER(S) BY CERTIFICATES AND DOCUMENTS TRANSMITTED HEREWITH.  IF SIGNATURE IS BY TRUSTEES, EXECUTORS, ADMINISTRATORS, GUARDIANS, ATTORNEYS-IN-FACT, OFFICERS OF CORPORATIONS OR OTHERS ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE PROVIDE THE FOLLOWING INFORMATION.  (SEE INSTRUCTION 6.)

Name(s)

Capacity (Full Title)

Address (including zip code)

Area Code and Telephone Number

Tax Identification or Social Security Number

GUARANTEE OF SIGNATURE(S)

(SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 1)

X
Authorized Signature

Date:

Name and Title:

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.              GUARANTEE OF SIGNATURES.

Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is an “Eligible Guarantor Institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, and is a member of one of the following recognized Signature Guarantee Programs (each, an “Eligible Institution”):

(a)         The Securities Transfer Agents Medallion Program (STAMP)

(b)         The New York Stock Exchange Medallion Signature Program (MSP)

(c)          The Stock Exchange Medallion Program (SEMP)

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered herewith and such registered holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Old Notes are tendered for the account of an Eligible Institution.  IN ALL OTHER CASES, ALL SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION.

2.              DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

This Letter of Transmittal is to be completed by holders of Old Notes (i) if certificates are to be forwarded herewith or (ii) if tenders are to be made pursuant to the procedures for tender by book-entry transfer or guaranteed delivery set forth in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.”  Certificates for all physically tendered Old Notes or any confirmation of a book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth on the cover of this Letter of Transmittal prior to the Expiration Date.  Holders of Old Notes who elect to tender Old Notes and (i) whose Old Notes are not immediately available, (ii) who cannot deliver the Letter of Transmittal, Old Notes or other required documents to the Exchange Agent prior to the Expiration Date or (iii) who are unable to complete the procedure for book-entry transfer on a timely basis, may have such tender effected if (a) such tender is made by or through an Eligible Institution, (b) prior to the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Letter of Transmittal (or a facsimile thereof) and Notice of Guaranteed Delivery substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of such Old Notes, the series of such Old Notes so delivered, the certificate number(s) of such Old Notes and the principal amount of Old Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, this Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, the certificates representing such Old Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent, and (c) a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) with certificates for all tendered Old Notes, or a Book-Entry Confirmation, and any other documents required by this Letter of Transmittal are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

THE METHOD OF DELIVERY OF OLD NOTES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF OLD NOTES.  EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT.  IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.  NEITHER THIS LETTER OF TRANSMITTAL NOR ANY OLD NOTES SHOULD BE SENT TO THE COMPANY.

No alternative, conditional or contingent tenders will be accepted.  All tendering holders of Old Notes, by execution of this Letter of Transmittal (or facsimile hereof, if applicable), waive any right to receive notice of the acceptance of their Old Notes for exchange.

3.              INADEQUATE SPACE.

If the space provided in the box entitled “Description of Old Notes” above is inadequate, the certificate numbers and principal amounts of the Old Notes being tendered should be listed on a separate signed schedule affixed hereto.

4.              WITHDRAWALS.

A tender of Old Notes may be withdrawn at any time prior to 5:00 p.m. Eastern time on the Expiration Date by delivery of a written or an Automated Tender Offer Program electronic transmission notice of withdrawal to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal prior to 5:00 p.m. Eastern time on the Expiration Date.  To be effective, a notice of withdrawal of Old Notes must (i) specify the name of the person who tendered the Old Notes to be withdrawn (the “Depositor”), (ii) identify the Old Notes to be withdrawn (including the certificate number or numbers and aggregate principal amount of such Old Notes), (iii) be signed by the holder of Old Notes in the same manner as the original signature on the Letter of Transmittal by which such Old Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee under the Indenture register the transfer of such Old Notes into the name of the person withdrawing the tender, (iv) specify the name in which any such Old Notes are to be registered, if different from that of the Depositor, and (v) be received by the Exchange Agent prior to the Expiration Date.  Withdrawals of tenders of Old Notes may not be rescinded, and any Old Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered.  Properly withdrawn Old Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering Your Old Notes” at any time prior to the Expiration Date.

5.              PARTIAL TENDERS.

(Not applicable to holders of Old Notes who tender Old Notes by book-entry transfer.)  Tenders of Old Notes will be accepted only in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.  If a tender for exchange is to be made with respect to less than the entire principal amount of any Old Notes, fill in the principal amount of Old Notes of each series which are tendered for exchange in column (4) of the box entitled “Description of Old Notes” above, as more fully described in the footnotes thereto.  In case of a partial tender for exchange, new certificate(s), in fully registered form, for the remainder of the principal amount of the Old Notes will be sent to the holders of Old Notes unless otherwise indicated in the appropriate box on this Letter of Transmittal as promptly as practicable after the expiration or termination of the Exchange Offer.

6.              SIGNATURES ON THIS LETTER OF TRANSMITTAL, POWERS OF ATTORNEY AND ENDORSEMENTS.

(a)         The signature(s) of the holder of Old Notes on this Letter of Transmittal must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

(b)         If tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c)          If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations.

(d)         When this Letter of Transmittal is signed by the holder of the Old Notes listed and transmitted hereby, no endorsements of Old Notes or separate powers of attorney are required.  If, however, Old Notes not tendered or not accepted are to be issued or returned in the name of a person other than the holder of Old Notes, then the Old Notes transmitted hereby must be endorsed or accompanied by appropriate powers of attorney in a form satisfactory to the Company, in either case signed exactly as the name(s) of the holder of Old Notes appear(s) on the Old Notes.  Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e)          If this Letter of Transmittal or Old Notes or powers of attorney are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Company of their authority so to act must be submitted.

(f)           If this Letter of Transmittal is signed by a person other than the registered holder of Old Notes listed, the Old Notes must be endorsed or accompanied by appropriate powers of attorney, in either case signed exactly as the name(s) of the registered holder of Old Notes appear(s) on the certificates.  Signatures on such Old Notes or powers of attorney must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7.              TRANSFER TAXES.

Except as set forth in this Instruction 7, the Company will pay all transfer taxes, if any, applicable to the transfer and exchange of Old Notes pursuant to the Exchange Offer.  If issuance of New Notes is to be made to, or Old Notes not tendered for exchange are to be issued or returned in the name of, any person other than the registered holder of the Old Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, and satisfactory evidence of payment of such taxes or exemptions therefrom is not submitted with this Letter of Transmittal, the amount of any transfer taxes payable on account of any such transfer will be imposed on and payable by the tendering holder of Old Notes prior to the issuance of the New Notes.

8.              SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

If the New Notes, or if any Old Notes not tendered for exchange, are to be issued or sent to someone other than the holder of Old Notes or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.  Holders of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not accepted be credited to such account maintained at DTC as such holder of Old Notes may designate.

9.              IRREGULARITIES.

All questions as to the form of documents and the validity, eligibility (including time of receipt), acceptance and withdrawal of Old Notes will be determined by the Company, in its sole discretion, whose determination shall be final and binding.  The Company reserves the absolute right to reject any or all tenders for exchange of any particular Old Notes that are not in proper form, or the acceptance of which would, in the opinion of the Company (or its counsel), be unlawful.  The Company reserves the absolute right to waive any defect, irregularity or condition of tender for exchange with regard to any particular Old Notes.  The Company’s interpretation of the terms of, and conditions to, the Exchange Offer (including the instructions herein) will be final and binding.  Unless waived, any defects or irregularities in connection with the Exchange Offer must be cured within such time as the Company shall determine.  Neither the Company, the Guarantor, the Exchange Agent nor any other person shall be under any duty to give notice of any defects or irregularities in Old Notes tendered for exchange, nor shall any of them incur any liability for failure to give such notice.  A tender of Old Notes will not be deemed to have been made until all defects and irregularities with respect to such tender have been cured or waived.  Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

10.       WAIVER OF CONDITIONS.

The Company reserves the absolute right to waive, amend or modify any of the specified conditions described under “The Exchange Offer — Expiration Date; Extensions; Amendments” in the Prospectus in the case of any Old Notes tendered (except as otherwise provided in the Prospectus).

11.       MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

If a holder of Old Notes desires to tender Old Notes pursuant to the Exchange Offer, but any of such Old Notes has been mutilated, lost, stolen or destroyed, such holder of Old Notes should contact the Trustee at the address set forth on the cover of this Letter of Transmittal for further instructions.

12.       REQUESTS FOR INFORMATION OR ADDITIONAL COPIES.

Requests for information about the procedure for tendering or for withdrawing tenders, or for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT:  THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF, IF APPLICABLE) TOGETHER WITH CERTIFICATES, OR CONFIRMATION OF BOOK-ENTRY OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., EASTERN TIME, ON THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Each holder of Old Notes must, unless an exemption applies, provide the Exchange Agent with such holder’s correct taxpayer identification number on the Substitute Form W-9 below, with the required certifications being made under penalties of perjury.  If the Exchange Agent is not provided with the correct Taxpayer Identification Number (“TIN”) the holder may be subject to a $50 penalty imposed by the Internal Revenue Service in addition to being subject to backup withholding.

If backup withholding applies, the Company is required to withhold 28% of any payment made to the holder of Old Notes or other payee pursuant to the exchange.  Backup withholding is not an additional federal income tax.  Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld.  If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Certain holders of Old Notes (including, among others, most corporations and certain foreign individuals) are not subject to these backup withholding requirements with respect to interest payments.  A foreign individual may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed internal Revenue Service Form W-8BEN.

Form W-8ECI or Form W-8IMY, as applicable (the terms of which the Exchange Agent will provide upon request), must be signed under penalty of perjury, attesting to the holder’s exempt status.  For payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “Guidelines”) below.

The holder of Old Notes is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Old Notes.  If the Old Notes are held in more than one name or are not held in the name of the actual owner, consult the enclosed Guidelines for additional guidance regarding which number to report.

A holder of Old Notes should consult his or her tax advisor as to his or her qualification for exemption from the backup withholding requirements and the procedure for obtaining an exemption.

PAYER’S NAME:  CITIBANK, N.A.

SUBSTITUTE FORM W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Social Security Number

OR

Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2 — Certification Under penalties of perjury, I certify that:

Payer’s Request for Taxpayer	(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
Identification Number (TIN)

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

Part 3 — Awaiting TIN☐

	Signature	Date
Name
Address
	City	State	Zip Code

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A BACKUP WITHHOLDING OF 28% OF ANY PAYMENT MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.

PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN

PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide such a number.

Signature:	Date:

FOR ANY QUESTIONS REGARDING THIS LETTER OF TRANSMITTAL OR FOR ANY ADDITIONAL INFORMATION, YOU MAY CONTACT THE EXCHANGE AGENT BY TELEPHONE AT (800) 422-2066 OR BY FACSIMILE AT 212-657-1020.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.  The taxpayer identification number for an individual is the individual’s Social Security number.  Social Security numbers have nine digits separated by two hyphens:  e.g., 000-00-0000.  The taxpayer identification number for an entity is the entity’s Employer Identification number.  Employer Identification numbers have nine digits separated by one hyphen:  e.g., 00-0000000.  The table below will help determine the number to give the payer.

For this type of account:		Give the NAME SOCIAL SECURITY number of —
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship	The owner(3)

For this type of account:		Give the NAME and EMPLOYER IDENTIFICATION number of —
6.	A valid trust, estate, or pension trust	The legal entity(4)
7.	Corporate	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)         List first and circle the name of the person whose number you furnish.

(2)         Circle the minor’s name and furnish the minor’s social security number.

(3)         You must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your SSN or TIN (if you have one).

(4)         List first and circle the name of the legal trust, estate, or pension trust.  (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

The Exchange Agent for the Exchange Offer is:

Citibank, N.A.

By Registered and Certified Mail Citibank, N.A. 480 Washington Boulevard 30th Floor Jersey City, New Jersey 07310 Attention: Agency and Trust Group	By Overnight Courier or Regular Mail Citibank, N.A. 480 Washington Boulevard 30th Floor Jersey City, New Jersey 07310 Attention: Agency and Trust Group	By Hand Delivery Citibank, N.A. 480 Washington Boulevard 30th Floor Jersey City, New Jersey 07310 Attention: Agency and Trust Group

Or by Facsimile Transmission: (201) 258-3567 Confirm Receipt of Facsimile by Telephone: (973) 461-7169

For Information Call:  (800) 422-2066